SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): March 15, 2006


                Trust Certificates (TRUCs), Series 2001-1 Trust
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            (Exact name of registrant as specified in its charter)


           New York                    333-58504-01             13-7295550
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(State or other jurisdiction of        (Commission          (I.R.S. employee
        incorporation)                 file number)        identification no.)

c/o U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, New York                                              10005
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(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code: (212)-272-9422
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Item 8.01 Other Events.
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On March 15, 2006, a distribution was made to the holders of the Class A-1 Certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto. No other reportable transactions or matters have occurred during the current reporting period.

Item 9.01   Financial Statements, Pro-Forma Financial Information and Exhibits.

      (a)   Not Applicable.

      (b)   Not Applicable.

      (c)   Exhibits.

            99.1 Trustee's Report in respect of the March 15, 2006 Distribution Date

            99.2  Press Release

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Trust Certificates (TRUCs), Series 2001-1 Trust
                                By:      Bear Stearns Depositor Inc.,
                                         as depositor


                                By:  /s/ Craig M. Overlander
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                                Name:    Craig M. Overlander
                                Title:   Chief Executive Officer/President


Dated: March 30, 2006

                                 EXHIBIT INDEX

Exhibit                                                                   Page
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99.1        Trustee's Report in respect of the March 15, 2006              5
            Distribution Date